                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 26, 1998

                              IFB Holdings, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                       0-21687                    43-1760023
----------------------------    ---------------------        -------------------
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
     of incorporation)                                       Identification No.)


Registrant's telephone number, including area code: (660)646-3733
                                                    -------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

              Share of                                        Method of                             Source
          IFB Holdings, Inc.     Manner        Dollar        Determining         Purchased            of
Date          Acquired          Acquired    Consideration   Consideration           From             Funds     Relationships
-------   ------------------   ----------   -------------   -------------   --------------------   ---------   --------------
8-26-98        51,500            Market       $795,160.00       Market       Trident Securities       Cash          none
8-26-98        29,625            Direct       $457,335.94    Negotiation    Cornerstone Partners      Cash          none
8-27-98         5,000            Direct        $76,250.00    Negotiation       Richard Smith          Cash          none
8-28-98         5,000            Market        $76,250.00       Market       Trident Securities       Cash          none
8-28-98        25,000            Market       $381,250.00       Market      Tucker Anthony, Inc.      Cash          none
8-31-98         2,000            Direct        $30,500.00    Negotiation       Richard Smith          Cash          none

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        IFB HOLDINGS, INC.

                                        By: /s/ Earle S. Teegarden, Jr.
DATE: August 26, 1998                      -------------------------------------
                                           Earle S. Teegarden, Jr.
                                           President and Chief Executive Officer